UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2007

                           CHINA NATURAL HEALTH, INC.
             (Exact name of registrant as specified in its charter)


           Florida                 333-103363                 56-230193
           -------                  ----------                ---------
(State of other jurisdiction      (Commission               (IRS Employer
         of incorporation)        File Number)             Identification No.)


                         9770 South Military Trail, B-7
                          Boynton Beach, Florida          33436
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 264-7299

                                       N/A
      -------------------------------------------------------------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)



|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)



|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED] 3




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                                Table of Contents


                                                                           Page
                                                                        --------

Item 5.02 Departure of Directors or Principal Officers;
Election of Directors;Appointment of Principal Officers........................2

SIGNATURE......................................................................5

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                                EXPLANATORY NOTE

         As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the "Company," "we," "us," and "our" refer to China Natural Health, Inc., a Florida corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On June 27, 2007, Brian Shenkman resigned as the Chief Executive Officer, President, Secretary, Treasurer and Chairman of the Board of Directors of the Company, effective immediately. On the same date, Mr. Kenneth Shenkman resigned as the Chief Financial Officer and a Director of the Board of Directors of the Company, effective immediately.

         On June 27, 2007, Mr. Andrew Goldrich was appointed as the Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Chairman of the Board of Directors of the Company, effective immediately.

         All directors hold office for one-year terms until the election and qualification of their successors. Officers are elected by the board of directors and serve at the discretion of the board.

                             DIRECTORS AND OFFICERS

Name                            Age           Position
-----------------------------------------------------------------------------
Andrew Goldrich                  47           Chief Executive Officer, Chief
                                              Financial Officer,,
                                              Secretary,  Treasurer and
                                             Chairman of the Board


Biography


         Andrew Goldrich. From December 2006 to the present, Mr. Goldrich has been serving as the Vice President, Business Development for China Direct Investments, Inc. From July 1998 through December 2006, Mr. Goldrich served as the Vice President, Secretary, and Chief Financial Officer of Sense
 Holdings, Inc.


Family Relationships

         Mr. Goldrich does not have any family relationship with any employees of the Company.

Involvement in Certain Legal Proceedings

         During the past five years, Andrew Goldrich has not been (i) involved as a general partner or executive officer of any business which has filed a bankruptcy petition; (ii) convicted in any criminal proceeding nor is subject to any pending criminal proceeding; (iii) subjected to any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (iv) found by a court, the Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law.

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Certain Relationships and Related Transactions.

            During the fiscal year ended December 31, 2006 and since the beginning of the Company's last fiscal year, there were no transactions, nor are there any currently proposed transaction, in which the Company was or is to be a participant involving an amount exceeding the lesser of (i) $120,000 or (ii) one percent (1%) of the average of the Company's total assets at year-end for the last three completed fiscal years, in which any related person (as defined in Item 404 of Regulation S-B) had or will have a direct or indirect material interest.

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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 29 2007                      CHINA NATURAL HEALTH, INC.
                                        By: /s/ ANDREW GOLDRICH
                                        --------------------------------
                                        Name: Andrew Goldrich
                                        Title: Chief Executive Officer